EXHIBIT 10.32
                                                                   -------------

                                 HOUSE OF BLUES
                   "RUN OF THE HOUSE" CDK/"MUSIC NEWS" VFLASH
                              DEVELOPMENT PROPOSAL


CDK Development
---------------

     a) CDKnet will utilize CDK 2.2 technology to develop a multimedia CD supporting HOB's summer promotional effort.

     b) HOB will provide all required graphic and HTML assets as well as all video files.

     c) HOB and CDKnet will jointly design and develop the CDK main interface page, subpages and CD label which will include a link to the "Music News" Vflash as well as a sweepstakes/contest offer provided by CDKnet partner. HOB retains right to review partner, approval not to be unreasonably withheld.

     d) CDKnet will manage the replication of two-million CD units (3" MINI-CDS) The CDs will be shipped to 27 HOB venues (pending final direction).

     e) Pricing and timing for the project will be in accordance with the information provided in Figure 1 and Figure 2 (attached).


Vflash Development
------------------

     a) ValueFlash will develop/maintain a "Music News" Vflash Messenger marketing program including Vflash development, database setup and management as well as all design/editorial updates.

     b) ValueFlash will host the customer database as well as all messages/ content updates served through the "Music News" Vflash. HOB/ValueFlash will jointly own the customer database.

     c) ValueFlash and HOB will agree upon a content update process (automated and/or manual) to leverage information from the HOB Web site to be served through the "Music News" Vflash (see Figure 4).

     d) ValueFlash will provide custom animation programming for content updates and will include multimedia elements when available (audio, images, etc.).

     e) No later than 60-days after launch, HOB and ValueFlash will jointly determine a course of action for selling third-party advertising to be displayed on the "Music News" Vflash Messenger as well as commerce and e-commerce partners. HOB will provide a list of competitors to be excluded as potential advertisers/commerce partners.

CDK/Vflash Confidential                                             May 12, 2000

     f) ValueFlash will provide monthly statements to House of Blues detailing active "Music News" Vflash subscribers.

     g) The "Music News" Vflash Messenger will be distributed in the following ways:



     * Material omitted pursuant to a request for confidential treatment. The full text has been filed separately with the Commission.



     h) Pricing and timing for the project will be in accordance with the information provided in Figure 1 and Figure 3 (attached).




























CDK/Vflash Confidential                                             May 12, 2000

                                    FIGURE 1

                                 HOUSE OF BLUES
                             "RUN OF THE HOUSE" CDK
                                DEVELOPMENT COSTS








     * Material omitted pursuant to a request for confidential treatment. The full text has been filed separately with the Commission.













/s/ Russell Kern                                    /s/ Chris Stephenson
----------------------------                        ----------------------------
Russell Kern                                        Chris Stephenson
Executive Vice President                            SVP, Marketing
ValueFlash.com, Inc.                                HOB





CDK/Vflash Confidential                                             May 12, 2000

                                    FIGURE 2

                                 HOUSE OF BLUES
                             "RUN OF THE HOUSE" CDK
                              DEVELOPMENT TIMELINE


Date                         Action
----                         ------







     * Material omitted pursuant to a request for confidential treatment. The full text has been filed separately with the Commission.












* Timetable subject to delivery of materials from HOB.

CDK/Vflash Confidential                                             May 12, 2000

                                    FIGURE 3

                               "MUSIC NEWS" VFLASH
                              DEVELOPMENT TIMELINE


Date                         Action
----                         ------








     * Material omitted pursuant to a request for confidential treatment. The full text has been filed separately with the Commission.















CDK/Vflash Confidential                                             May 12, 2000

                                    FIGURE 4

                               "MUSIC NEWS" VFLASH
                          CONTENT MANAGEMENT GUIDELINES






     * Material omitted pursuant to a request for confidential treatment. The full text has been filed separately with the Commission.


















CDK/Vflash Confidential                                             May 12, 2000